SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 19, 1998


                               NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



New Jersey                     1-640                              13-5267260
(State or other             (Commission File No.)          (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr.,  Suite 1200,       Houston, Texas                  77060
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300


                                 Not Applicable
         (Former name or former address, if changed since last report)

 Item 5.    Other Events.


      On , the Registrant  issued the press release  attached  hereto as Exhibit
99.1 and incorporated herein in its entirety by this reference.




Item 7.     Financial   Statements,   Pro  Forma  Financial   Information  and
            Exhibits.


      (c)   Exhibits

            (i)   Exhibit 99.1.     Press Release dated October 19, 1998



                        *      *      *      *      *




                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NL INDUSTRIES, INC.
                                          (Registrant)



                                          /s/ Dennis G. Newkirk
                                          Dennis G. Newkirk
                                          Vice President & Controller



Dated:  October 20, 1998